UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2021
ETSY, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement.
On June 2, 2021, Etsy, Inc., a Delaware corporation (“Etsy”), and Etsy Ireland Holding Unlimited Company, a company incorporated under the laws of the Republic of Ireland and a wholly-owned subsidiary of Etsy (the “Purchaser”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders of Depop Limited, a company incorporated under the laws of England and Wales (“Depop”). Pursuant to the Purchase Agreement, the Purchaser will acquire (the “Acquisition”) all of the issued share capital of Depop for approximately $1.625 billion (the “Consideration”) consisting primarily of cash, subject to certain adjustments for Depop's working capital, transaction expenses, cash and indebtedness, and certain deferred and unvested equity to be issued and granted to Depop management and employees in connection with the transaction.
Depop is an online global fashion marketplace and platform headquartered in London, England.
Pursuant to the Purchase Agreement, and subject to the terms and conditions contained therein, upon the closing of the Acquisition (the “Closing”), each of Depop's shareholders, including employees who become shareholders pursuant to the exercise of options over ordinary shares exercised by such holder immediately prior to or at the completion of the Acquisition, will be entitled to receive their pro rata portion of the Consideration in the form of cash. Options over ordinary shares of Depop that are not vested as of the Closing will be canceled and following the Closing, holders of such options will receive substitute equity awards issued by Etsy or, in the case of such holders located in the United States, cash, in each case to be determined in accordance with the Purchase Agreement. In addition, certain management sellers have agreed that the payment of at least 25% of their post-tax portion of the Consideration will be deferred and paid over a three-year period following the Closing, subject to certain conditions set forth in the Purchase Agreement. At the Closing, this deferred Consideration will be held back by Etsy and, at each deferred payment date, shares of Etsy common stock will be issued to such management sellers, with the number of shares to be issued determined by a 10-day volume weighted average price of Etsy common stock.
The Purchase Agreement contains representations, warranties and pre- and post-Closing covenants of Etsy, Purchaser and Depop that are customary for a transaction of this nature, as well as limitations on the obligations and liabilities of the shareholders of Depop, including no recourse directly against the shareholders of Depop for a breach of the business-related warranties. Etsy has obtained customary representation and warranty insurance, and Etsy is providing a parent guarantee for the Purchaser’s obligations under the Purchase Agreement. From the date of the Purchase Agreement until the Closing, Depop and its shareholders are required to comply with certain covenants regarding the operation of the business, including operation in the ordinary course.
The Purchaser has the right not to complete the Acquisition in the event that an unremediable breach of warranty occurs in respect of which damages suffered by the Purchaser would exceed a specified dollar threshold and that has a material adverse effect on the Depop business. This termination right will lapse following the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
The Closing is currently anticipated to occur in the third quarter of 2021 and is subject to the satisfaction or waiver of customary conditions, including antitrust review in the United States and the United Kingdom.
The Purchase Agreement will terminate in the event the applicable conditions have not been satisfied on or before the date that is nine months after the date of the Purchase Agreement or such other date as the parties may agree in writing.
The foregoing description of the Purchase Agreement and the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with Etsy’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2021.
Item 7.01 Regulation FD Disclosure.
On June 2, 2021, Etsy issued a press release announcing the execution of the Purchase Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements
This Current Report on Form 8-K (including the press release furnished as Exhibit 99.1) contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements relating to the potential benefits of the acquisition of Depop, the expected impact of the acquisition of Depop on Etsy’s future financial performance and the potential impact on Etsy’s consolidated financial results, the anticipated timing of the closing of the Acquisition of Depop, the anticipated impact of applying Etsy’s expertise to Depop's business and the potential of Depop's business. In some cases, forward-looking statements can be identified by the use of terminology such as “believe,” “expect,” “will,” “should,” “could,” “estimate,” “anticipate” or similar forward-looking terms. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to vary materially from those Etsy expects. These risks and uncertainties include, among others, the possibility that the conditions to the closing of the acquisition of Depop may not be satisfied or waived or that other events may cause the acquisition to not be completed, the potential impact to the business of Depop or Depop’s relationships with its marketplace community due to the announcement of the acquisition, Etsy’s ability to successfully integrate the acquisition and execute on its business plan and 'house of brands' operating model, and general economic conditions many of which are beyond Etsy’s control. These and other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to Etsy’s business in general, are described more fully in Etsy’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” section of Etsy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and subsequent reports that Etsy files with the SEC. In light of such risks, readers are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Etsy, Inc. on June 2, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Dated: June 2, 2021
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